Exhibit 10.3

SECOND AMENDMENT

Execution Version

SECOND AMENDMENT (this “Amendment”), dated as of May 13, 2026, to the Credit Agreement dated as of September 6, 2017 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), by and among TRINSEO LUXCO S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 130, Boulevard de la Pétrusse, L-2330 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de commerce et des sociétés, Luxembourg) (“RCS”) under number B153577 (“Holdings”), TRINSEO HOLDING S.À R.L., a private limited liability company (société à responsabilité limitée), organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 130, Boulevard de la Pétrusse, L-2330 Luxembourg, Grand Duchy of Luxembourg, registered with the RCS under number B153582 (the “Lead Borrower”), TRINSEO MATERIALS FINANCE, INC., a Delaware corporation (the “Co-Borrower”, and together with the Lead Borrower, the “Borrowers” and each, a “Borrower”), and the Lenders under the Existing Credit Agreement party hereto constituting Required Lenders immediately prior to giving effect to this Amendment on the Amendment Effective Date (as defined below) (collectively, the “Consenting Lenders”).

RECITALS

WHEREAS, pursuant to Section 10.01 of the Existing Credit Agreement, the Existing Credit Agreement may be amended in certain cases specified therein with written consent by the Required Lenders and the applicable Loan Party, as the case may be; and

WHEREAS, the Borrowers and the Consenting Lenders desire to amend the Existing Credit Agreement in accordance with Section 10.01 of the Existing Credit Agreement as specified herein, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.      Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

Section 2.      Amendment. Each of the parties hereto agrees that, effective as of the Amendment Effective Date and subject to the satisfaction (or waiver by the Consenting Lenders) of the conditions set forth in Section 3 hereof:

(a)	Section 7.03(y) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(y) all Obligations under, and as defined in, the Superpriority Credit Agreement; provided that the aggregate principal amount of Loans (for avoidance of doubt, excluding amounts paid in kind) outstanding under, and as defined in, the Superpriority Credit Agreement shall not at any time exceed $375,000,000;”

(b)	The first paragraph immediately following Section 7.03(cc) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“For purposes of determining compliance with Section 7.03, in the event that an item of Indebtedness (or any portion thereof) at any time, whether at the time of incurrence or upon the application of all or a portion of the proceeds thereof or subsequently, meets the criteria of more than one of the categories of permitted Indebtedness described in Section 7.03(a) through (cc) above, the Lead Borrower, in its sole discretion, will classify and may subsequently reclassify such item of Indebtedness (or any portion thereof) in any one or more of the types of Indebtedness described in Section 7.03(a) through (cc) and will only be required to include the amount and type of such Indebtedness in such of the above clauses as determined by the Lead Borrower at such time. The Lead Borrower will be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in Section 7.03(a) through (cc) so long as such Indebtedness (or any portion thereof) is permitted to be incurred pursuant to such provision at the time of reclassification. Notwithstanding the foregoing, Indebtedness incurred (a) under the Loan Documents, any Incremental Commitments, any Incremental Loans, any Refinancing Commitments and any Refinancing Loans shall only be classified as incurred under Section 7.03(a), (b) as Refinancing Equivalent Debt or Incremental Equivalent Debt and, in either case, any Permitted Refinancing thereof shall only be classified as incurred under Section 7.03(t) and (c) under the Senior Notes and any Permitted Refinancing thereof shall only be classified as incurred under Section 7.03(o).”

Section 3.      Amendment Effective Date. This Amendment and the amendments to the Existing Credit Agreement contained in Section 2 hereof shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied (or waived by the Consenting Lenders):

(a)	the Administrative Agent (or its counsel) shall have received:

i.	a counterpart signature page of this Amendment duly executed by Holdings, the Borrowers, and the Consenting Lenders; and

ii.	the written consent of Alter Domus (US) LLC consenting to this Amendment in accordance with Section 9(b) of the 2023 Incremental and Refinancing Amendment.

Section 4.      Effect of Amendment.

(a)	Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle either Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

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(b)	From and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed to include a reference to the Existing Credit Agreement as amended hereby.

(c)	From and after the date hereof, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. This Amendment shall not constitute a novation of the Existing Credit Agreement or any of the other Loan Documents.

Section 5.      Amendments; Severability.

(a)	As of the date hereof, this Amendment may not be amended nor may any provision hereof be waived except pursuant to Section 10.01 of the Amended Credit Agreement.

(b)	If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The illegality, invalidity or unenforceability of a provision in a particular jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction. In the event of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agreeing on a legal, valid and enforceable replacement provision which, to the extent practicable, is in accordance with the intent and purposes of this Amendment and in its economic effect comes as close as possible to the illegal, invalid or unenforceable provision.

Section 6.      Governing Law; Waiver of Jury Trial. THIS AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSIES, DISPUTES OR CAUSES OF ACTIONS (WHETHER ARISING IN CONTRACT OR TORT, IN LAW OR EQUITY OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15 and 10.16 of the Amended Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis.

Section 7.      Headings. Section headings herein are included for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

Section 8.      Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by “.pdf” or similar electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TRINSEO MATERIALS FINANCE, INC.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

TRINSEO HOLDING S.À R.L.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Manager

TRINSEO LUXCO S.À R.L.

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Manager

[Signature Page to Amendment to Credit Agreement]

TRINSEO LUXCO FINANCE SPV S. À. R.L., as a Lender

By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Manager

[Signature Page to Amendment to Credit Agreement]